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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 8, 2002, except as to Note 18, which is as of March 14, 2002 relating to the financial statements of Deltagen, Inc., which appears in Deltagen, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001.


/s/ PricewaterhouseCoopers LLP

San Jose, California
April 11, 2002